UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 8, 2025
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Officer to Additional Roles

On May 8, 2025, the Board of Directors (the “Board”) of WEC Energy Group, Inc. (the “Company” or “WEC Energy”) appointed Michael Hooper Executive Vice President and Chief Operating Officer of the Company, effective May 11, 2025. Mr. Hooper will continue in his current role as President of the Wisconsin Utilities, and will also assume the roles of President of two additional utility subsidiaries of the Company, Michigan Gas Utilities Corporation and Minnesota Energy Resources Corporation.

In connection with Mr. Hooper’s appointment as Executive Vice President and Chief Operating Officer, the Board’s Compensation Committee (the “Compensation Committee”) approved an annual increase of $24,000 in Mr. Hooper’s base salary for a total annual base salary of $713,000, which will be prorated to reflect the May 11, 2025 effective date. In addition, Mr. Hooper’s annual short-term incentive award under the Company’s short-term performance plan (the “STPP”) will now be based upon performance against the measures applicable to WEC Energy. Previously, Mr. Hooper’s STPP award was based in part upon the performance of the Company’s Wisconsin utilities against certain performance measures. For information about WEC Energy’s 2025 STPP performance measures established by the Compensation Committee, see the Company’s Form 8-K dated December 5, 2024, and filed with the Securities and Exchange Commission on December 6, 2024, which information is incorporated herein by reference. Mr. Hooper’s 2025 targets under the Company’s STPP and long-term incentive plans are 85% and 190%, respectively, of base salary.

Acceleration of Vesting

Having reached the applicable retirement age under WEC Energy’s Corporate Governance Guidelines, Curt Culver completed his service as a director on May 8, 2025. In recognition of Mr. Culver’s years of service and contributions to the success of the Company, the Compensation Committee approved the acceleration of the vesting of unvested shares of restricted stock awarded to Mr. Culver, consisting of approximately 1,707 shares, effective May 8, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: May 12, 2025	William J. Guc – Vice President and Controller

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